Exhibit 99.5

NovaStar 2004-2

Aggregated Swaps

run at 100% PPC

1 Month Libor: 1.10

Period	Date	Net Cash Flow	Cash Flow Out	Cash Flow In	Coupon Out	Coupon In	Balance Out	Balance In
		(19,134,422)	37,858,102	18,723,681
0	16-Jun-04	—	—	—	—	—	825,000,000	825,000,000
1	25-Jul-04	(545,504)	1,528,629	983,125	2.2235	1.1000	825,000,000	825,000,000
2	25-Aug-04	(747,171)	1,528,629	781,458	2.2235	1.1000	825,000,000	825,000,000
3	25-Sep-04	(747,171)	1,528,629	781,458	2.2235	1.1000	825,000,000	825,000,000
4	25-Oct-04	(772,379)	1,528,629	756,250	2.2235	1.1000	825,000,000	825,000,000
5	25-Nov-04	(747,171)	1,528,629	781,458	2.2235	1.1000	825,000,000	825,000,000
6	25-Dec-04	(772,379)	1,528,629	756,250	2.2235	1.1000	825,000,000	825,000,000
7	25-Jan-05	(747,171)	1,528,629	781,458	2.2235	1.1000	825,000,000	825,000,000
8	25-Feb-05	(747,171)	1,528,629	781,458	2.2235	1.1000	825,000,000	825,000,000
9	25-Mar-05	(822,796)	1,528,629	705,833	2.2235	1.1000	825,000,000	825,000,000
10	25-Apr-05	(747,171)	1,528,629	781,458	2.2235	1.1000	825,000,000	825,000,000
11	25-May-05	(772,379)	1,528,629	756,250	2.2235	1.1000	825,000,000	825,000,000
12	25-Jun-05	(747,171)	1,528,629	781,458	2.2235	1.1000	825,000,000	825,000,000
13	25-Jul-05	(772,379)	1,528,629	756,250	2.2235	1.1000	825,000,000	825,000,000
14	25-Aug-05	(747,171)	1,528,629	781,458	2.2235	1.1000	825,000,000	825,000,000
15	25-Sep-05	(747,171)	1,528,629	781,458	2.2235	1.1000	825,000,000	825,000,000
16	25-Oct-05	(772,379)	1,528,629	756,250	2.2235	1.1000	825,000,000	825,000,000
17	25-Nov-05	(747,171)	1,528,629	781,458	2.2235	1.1000	825,000,000	825,000,000
18	25-Dec-05	(772,379)	1,528,629	756,250	2.2235	1.1000	825,000,000	825,000,000
19	25-Jan-06	(747,171)	1,528,629	781,458	2.2235	1.1000	755,000,000	755,000,000
20	25-Feb-06	(697,685)	1,412,838	715,153	2.2456	1.1000	545,000,000	545,000,000
21	25-Mar-06	(574,101)	1,040,379	466,278	2.2907	1.1000	320,000,000	320,000,000
22	25-Apr-06	(372,643)	675,754	303,111	2.5341	1.1000	245,000,000	245,000,000
23	25-May-06	(311,640)	536,223	224,583	2.6264	1.1000	245,000,000	245,000,000
24	25-Jun-06	(304,153)	536,223	232,069	2.6264	1.1000	245,000,000	245,000,000
25	25-Jul-06	(311,640)	536,223	224,583	2.6264	1.1000	245,000,000	245,000,000
26	25-Aug-06	(304,153)	536,223	232,069	2.6264	1.1000	245,000,000	245,000,000
27	25-Sep-06	(304,153)	536,223	232,069	2.6264	1.1000	245,000,000	245,000,000
28	25-Oct-06	(311,640)	536,223	224,583	2.6264	1.1000	245,000,000	245,000,000
29	25-Nov-06	(304,153)	536,223	232,069	2.6264	1.1000	245,000,000	245,000,000
30	25-Dec-06	(311,640)	536,223	224,583	2.6264	1.1000	245,000,000	245,000,000
31	25-Jan-07	(304,153)	536,223	232,069	2.6264	1.1000	215,000,000	215,000,000
32	25-Feb-07	(269,070)	472,723	203,653	2.6385	1.1000	125,000,000	125,000,000
33	25-Mar-07	(163,128)	270,073	106,944	2.5927	1.1000	50,000,000	50,000,000
34	25-Apr-07	(69,014)	116,375	47,361	2.7930	1.1000	—	—
35	25-May-07	—	—	—	—	—	—	—

36	25-Jun-07	—	—	—	—	—	—	—
37	25-Jul-07	—	—	—	—	—	—	—
38	25-Aug-07	—	—	—	—	—	—	—
39	25-Sep-07	—	—	—	—	—	—	—
40	25-Oct-07	—	—	—	—	—	—	—
41	25-Nov-07	—	—	—	—	—	—	—
42	25-Dec-07	—	—	—	—	—	—	—
43	25-Jan-08	—	—	—	—	—	—	—
44	25-Feb-08	—	—	—	—	—	—	—
45	25-Mar-08	—	—	—	—	—	—	—
46	25-Apr-08	—	—	—	—	—	—	—
47	25-May-08	—	—	—	—	—	—	—
48	25-Jun-08	—	—	—	—	—	—	—
49	25-Jul-08	—	—	—	—	—	—	—
50	25-Aug-08	—	—	—	—	—	—	—
51	25-Sep-08	—	—	—	—	—	—	—
52	25-Oct-08	—	—	—	—	—	—	—
53	25-Nov-08	—	—	—	—	—	—	—
54	25-Dec-08	—	—	—	—	—	—	—
55	25-Jan-09	—	—	—	—	—	—	—
56	25-Feb-09	—	—	—	—	—	—	—
57	25-Mar-09	—	—	—	—	—	—	—
58	25-Apr-09	—	—	—	—	—	—	—
59	25-May-09	—	—	—	—	—	—	—
60	25-Jun-09	—	—	—	—	—	—	—
61	25-Jul-09	—	—	—	—	—	—	—
62	25-Aug-09	—	—	—	—	—	—	—
63	25-Sep-09	—	—	—	—	—	—	—
64	25-Oct-09	—	—	—	—	—	—	—
65	25-Nov-09	—	—	—	—	—	—	—
66	25-Dec-09	—	—	—	—	—	—	—
67	25-Jan-10	—	—	—	—	—	—	—
68	25-Feb-10	—	—	—	—	—	—	—
69	25-Mar-10	—	—	—	—	—	—	—

70	25-Apr-10	—	—	—	—	—	—	—
71	25-May-10	—	—	—	—	—	—	—
72	25-Jun-10	—	—	—	—	—	—	—
73	25-Jul-10	—	—	—	—	—	—	—
74	25-Aug-10	—	—	—	—	—	—	—
75	25-Sep-10	—	—	—	—	—	—	—
76	25-Oct-10	—	—	—	—	—	—	—
77	25-Nov-10	—	—	—	—	—	—	—
78	25-Dec-10	—	—	—	—	—	—	—
79	25-Jan-11	—	—	—	—	—	—	—
80	25-Feb-11	—	—	—	—	—	—	—
81	25-Mar-11	—	—	—	—	—	—	—
82	25-Apr-11	—	—	—	—	—	—	—
83	25-May-11	—	—	—	—	—	—	—
84	25-Jun-11	—	—	—	—	—	—	—
85	25-Jul-11	—	—	—	—	—	—	—
86	25-Aug-11	—	—	—	—	—	—	—
87	25-Sep-11	—	—	—	—	—	—	—
88	25-Oct-11	—	—	—	—	—	—	—
89	25-Nov-11	0	0	0	—	—	—	—

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-2

Class A-3

Floater

Size: 55,000,000

run with forward curves, to call

Class A-3 (AAA/Aaa)	0 CPR	5 CPR	10 CPR	15 CPR	20 CPR
WAL	13.16	3.28	1.73	1.17	0.88
Mod Durn	9.29	3.06	1.68	1.15	0.87
Mod Convexity	1.194	0.145	0.047	0.024	0.014
Principal Window	Jul 04 to May 24	Jul 04 to May 11	Jul 04 to Jan 08	Jul 04 to Nov 06	Jul 04 to Mar 06

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Nova Star 2004-2 Prepared for MFS

Assumptions
12 months lag, Servicer advances on
Triggers On	Prepayment Curve Assumptions
Run to Maturity	Fixed: 20 HEP (2 -20 CPR over 10 months, 20 CPR going forward)
Arm: 25 CPR (1-12), 30 CPR (13-22), 50 CPR (22-25), 27 CPR (28-thereafter)

	Arm: 25 CPR (1-12), 30 CPR (13-22), 50 CPR (23-25), 27 CPR (26-thereafter) assumed defaults on top of prepayments	<<< what I used

Class A-4

Forward Libor

	Forward Libor		Forward Libor Stressed Immediate 100bps
	35% Loss Severity	55 % Loss Severity	35% Loss Severity	55 % Loss Severity
65%PPC
Avg Life	2.48	3.58	2.54	3.64
Break CDR	44.85	19.11	41.95	17.92
Cum Loss	370,266,098.80 (26.45)%	379,803,560.51 (27.13)%	361,773,206.88 (25.84)%	388,206,586.11 (27.73)%

75%PPC
Avg Life	2.31	3.23	2.35	3.26
Break CDR	48.49	20.74	45.76	19.56
Cum Loss	366,993,861.95 (26.21)%	390,864,787.44 (27.92)%	359,172,926.50 (25.66)%	378,353,955.52 (27.03)%

100%PPC
Avg Life	1.99	2.60	2.01	2.61
Break CDR	57.29	25.11	55.04	24.01
Cum Loss	362,616,759.06 (25.90)%	373,803,716.78 (26.70)%	356,436,885.07 (25.46)%	363,859,565.73 (25.99)%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

Nova Star 2004-2 Prepared for MFS

Assumptions
12 months lag, Servicer advances on
Triggers Off	Prepayment Curve Assumptions
Run to Maturity	Fixed: 20 HEP (2 - 20 CPR over 10 months, 20 CPR going forward)
Arm: 25 CPR (1-12), 30 CPR (13-22), 50 CPR (22-25), 27 CPR (28-thereafter)

	Arm: 25 CPR (1-12), 30 CPR (13-22), 50 CPR (23-25), 27 CPR (26-thereafter) assumed defaults on top of prepayments	<<< what I used

Class A-4

Forward Libor

	Forward Libor		Forward Libor Stressed Immediate 100bps
	35% Loss Severity	55 % Loss Severity	35% Loss Severity	55 % Loss Severity
65%PPC
Avg Life	2.48	3.58	2.54	3.64
Break CDR	44.85	19.11	41.95	17.92
Cum Loss	370,266,098.80 (26.45)%	379,803,560.51 (27.13)%	361,773,206.88 (25.84)%	388,206,586.11 (27.73)%

75%PPC
Avg Life	2.31	3.23	2.35	3.26
Break CDR	48.49	20.74	45.76	19.56
Cum Loss	366,993,861.95 (26.21)%	390,864,787.44 (27.92)%	359,172,926.50 (25.66)%	378,353,955.52 (27.03)%

100%PPC
Avg Life	1.99	2.60	2.01	2.61
Break CDR	57.29	25.11	55.04	24.01
Cum Loss	362,616,759.06 (25.90)%	373,803,716.78 (26.70)%	356,436,885.07 (25.46)%	363,859,565.73 (25.99)%

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-2

Forward Index Curves

Month	1 Month LIBOR	6 Month LIBOR
1	1.1600	1.6738
2	1.4582	1.7538
3	1.5225	1.8155
4	1.5867	1.8772
5	2.0365	2.3091
6	2.0946	2.3650
7	2.1527	2.4209
8	2.5595	2.8124
9	2.6120	2.8637
10	2.6645	2.9150
11	3.0322	3.2742
12	3.0791	3.3163
13	3.1260	3.3584
14	3.4542	3.6533
15	3.4935	3.6913
16	3.5327	3.7293
17	3.8078	3.9952
18	3.8438	4.0300
19	3.8798	4.0647
20	4.1317	4.3079
21	4.1601	4.3337
22	4.1886	4.3595
23	4.3875	4.5401
24	4.4125	4.5643
25	4.4374	4.5886
26	4.6121	4.7583
27	4.6341	4.7799
28	4.6561	4.8016
29	4.8105	4.9531
30	4.8309	4.9717
31	4.8512	4.9902
32	4.9940	5.1202
33	5.0099	5.1365
34	5.0259	5.1528
35	5.1377	5.2671
36	5.1537	5.2829
37	5.1697	5.2986
38	5.2815	5.4090
39	5.2963	5.4242
40	5.3112	5.4394

41	5.4153	5.5458
42	5.4301	5.5596
43	5.4450	5.5734
44	5.5490	5.6701
45	5.5611	5.6822
46	5.5732	5.6943
47	5.6580	5.7791
48	5.6695	5.7904
49	5.6811	5.8017
50	5.7620	5.8806
51	5.7724	5.8916
52	5.7829	5.9026
53	5.8561	5.9795
54	5.8671	5.9894
55	5.8781	5.9993
56	5.9551	6.0683
57	5.9633	6.0771
58	5.9716	6.0858
59	6.0293	6.1470
60	6.0381	6.1558
61	6.0469	6.1645
62	6.1085	6.2257
63	6.1168	6.2345
64	6.1250	6.2432
65	6.1827	6.3044
66	6.1915	6.3126
67	6.2003	6.3208
68	6.2619	6.3781
69	6.2690	6.3854
70	6.2762	6.3928
71	6.3262	6.4441
72	6.3334	6.4512
73	6.3405	6.4583
74	6.3905	6.5077
75	6.3971	6.5144
76	6.4037	6.5212
77	6.4499	6.5686
78	6.4565	6.5751
79	6.4631	6.5816
80	6.5092	6.6271

81	6.5153	6.6333
82	6.5213	6.6395
83	6.5636	6.6830
84	6.5697	6.6887
85	6.5757	6.6943
86	6.6180	6.7339
87	6.6230	6.7387
88	6.6279	6.7435
89	6.6625	6.7773
90	6.6661	6.7811
91	6.6696	6.7849
92	6.6943	6.8116
93	6.6984	6.8163
94	6.7026	6.8209
95	6.7317	6.8534
96	6.7372	6.8576
97	6.7427	6.8618
98	6.7812	6.8915
99	6.7839	6.8943
100	6.7867	6.8972
101	6.8059	6.9169
102	6.8086	6.9192
103	6.8114	6.9215
104	6.8306	6.9373
105	6.8323	6.9395
106	6.8339	6.9418
107	6.8454	6.9576
108	6.8482	6.9602
109	6.8509	6.9627
110	6.8702	6.9805
111	6.8724	6.9833
112	6.8745	6.9862
113	6.8899	7.0060
114	6.8932	7.0082
115	6.8965	7.0105
116	6.9196	7.0263
117	6.9207	7.0263
118	6.9218	7.0263
119	6.9295	7.0263
120	6.9295	7.0263

NovaStar Swaps

2004-02

Dealer	NovaStar Swap #	Monthly Fixed Rate	Notional Amount (‘000)	Maturity Date
GCD	79	1.9850%	70,000	1/25/2006	70,000,000	1.9850%
GCD	80	2.5400%	30,000	1/25/2007	30,000,000	2.5400%
GCD	81	2.1750%	70,000	2/25/2006	70,000,000	2.1750%
GCD	82	2.7450%	30,000	2/25/2007	30,000,000	2.7450%
Wachovia	83	2.1350%	70,000	2/25/2006	70,000,000	2.1350%
Wachovia	84	2.7110%	30,000	2/25/2007	30,000,000	2.7110%
GCD	85	2.0750%	70,000	2/25/2006	70,000,000	2.0750%
GCD	86	2.6500%	30,000	2/25/2007	30,000,000	2.6500%
Wachovia	87	2.1050%	75,000	3/25/2006	75,000,000	2.1050%
Wachovia	88	2.6550%	25,000	3/25/2007	25,000,000	2.6550%
GCD	89	1.9200%	75,000	3/25/2006	75,000,000	1.9200%
GCD	90	2.4425%	25,000	3/25/2007	25,000,000	2.4425%
Wachovia	91	1.8090%	75,000	3/25/2006	75,000,000	1.8090%
Wachovia	92	2.2800%	25,000	3/25/2007	25,000,000	2.2800%
GCD	93	2.2325%	75,000	4/25/2006	75,000,000	2.2325%
GCD	94	2.8000%	25,000	4/25/2007	25,000,000	2.8000%
Wachovia	96	2.7860%	25,000	4/25/2007	25,000,000	2.7860%
		2.2235%	825,000

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC (“WCM”), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-2

Forward Index Curves

Month	1 Month LIBOR	6 Month LIBOR
1	1.1600	1.6738
2	1.4582	1.7538
3	1.5225	1.8155
4	1.5867	1.8772
5	2.0365	2.3091
6	2.0946	2.3650
7	2.1527	2.4209
8	2.5595	2.8124
9	2.6120	2.8637
10	2.6645	2.9150
11	3.0322	3.2742
12	3.0791	3.3163
13	3.1260	3.3584
14	3.4542	3.6533
15	3.4935	3.6913
16	3.5327	3.7293
17	3.8078	3.9952
18	3.8438	4.0300
19	3.8798	4.0647
20	4.1317	4.3079
21	4.1601	4.3337
22	4.1886	4.3595
23	4.3875	4.5401
24	4.4125	4.5643
25	4.4374	4.5886
26	4.6121	4.7583
27	4.6341	4.7799
28	4.6561	4.8016
29	4.8105	4.9531
30	4.8309	4.9717
31	4.8512	4.9902
32	4.9940	5.1202
33	5.0099	5.1365
34	5.0259	5.1528
35	5.1377	5.2671
36	5.1537	5.2829
37	5.1697	5.2986
38	5.2815	5.4090
39	5.2963	5.4242
40	5.3112	5.4394

41	5.4153	5.5458
42	5.4301	5.5596
43	5.4450	5.5734
44	5.5490	5.6701
45	5.5611	5.6822
46	5.5732	5.6943
47	5.6580	5.7791
48	5.6695	5.7904
49	5.6811	5.8017
50	5.7620	5.8806
51	5.7724	5.8916
52	5.7829	5.9026
53	5.8561	5.9795
54	5.8671	5.9894
55	5.8781	5.9993
56	5.9551	6.0683
57	5.9633	6.0771
58	5.9716	6.0858
59	6.0293	6.1470
60	6.0381	6.1558
61	6.0469	6.1645
62	6.1085	6.2257
63	6.1168	6.2345
64	6.1250	6.2432
65	6.1827	6.3044
66	6.1915	6.3126
67	6.2003	6.3208
68	6.2619	6.3781
69	6.2690	6.3854
70	6.2762	6.3928
71	6.3262	6.4441
72	6.3334	6.4512
73	6.3405	6.4583
74	6.3905	6.5077
75	6.3971	6.5144
76	6.4037	6.5212
77	6.4499	6.5686
78	6.4565	6.5751
79	6.4631	6.5816
80	6.5092	6.6271

81	6.5153	6.6333
82	6.5213	6.6395
83	6.5636	6.6830
84	6.5697	6.6887
85	6.5757	6.6943
86	6.6180	6.7339
87	6.6230	6.7387
88	6.6279	6.7435
89	6.6625	6.7773
90	6.6661	6.7811
91	6.6696	6.7849
92	6.6943	6.8116
93	6.6984	6.8163
94	6.7026	6.8209
95	6.7317	6.8534
96	6.7372	6.8576
97	6.7427	6.8618
98	6.7812	6.8915
99	6.7839	6.8943
100	6.7867	6.8972
101	6.8059	6.9169
102	6.8086	6.9192
103	6.8114	6.9215
104	6.8306	6.9373
105	6.8323	6.9395
106	6.8339	6.9418
107	6.8454	6.9576
108	6.8482	6.9602
109	6.8509	6.9627
110	6.8702	6.9805
111	6.8724	6.9833
112	6.8745	6.9862
113	6.8899	7.0060
114	6.8932	7.0082
115	6.8965	7.0105
116	6.9196	7.0263
117	6.9207	7.0263
118	6.9218	7.0263
119	6.9295	7.0263
120	6.9295	7.0263